EXHIBIT 10.62

MEMORANDUM OF AGREEMENT made effective as of the 11th day of May, 2011,

BY AND BETWEEN:	GREEN SEA RESOURCES INC., a corporation incorporated pursuant to the Canada Business Corporations Act, herein acting and represented by Leigh Hall duly authorized as he so declares,

(hereinafter referred to as the "GSR");

AND:
NATURAL RESOURCES USA CORPORATION (formerly known as AmerAlia, Inc.), a corporation incorporated under the laws of the State of Utah, herein acting and represented by Neil Summerson duly authorized as he so declares,

(hereinafter referred to as the "NRUC");

(GSR and NRUC are sometimes hereinafter collectively referred to as the "Parties").

WHEREAS GSR owns 94.8% of the issued and outstanding shares of common stock in the capital of NRUC, having acquired same on March 15, 2011;

WHEREAS NRUC is under a legal obligation to have annual audited financial statements prepared for itself and its subsidiaries in accordance with US GAAP;

WHEREAS GSR has requested that NRUC replace its current auditors with and retain PricewaterhouseCoopers (PwC) in relation to its annual audit and quarterly reviews.

WHEREAS the audit committee of the board of directors of NRUC has evaluated GSR’s request and has determined that it is appropriate to engage the services of PwC for the above-stated purpose provided that GSR reimburse and compensate NRUC should the costs to be incurred by NRUC exceed an agreed-upon threshold;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Preamble: The preamble hereto shall form an integral part hereof, as if herein set forth at length.

2.
Reimbursement by GSR: GSR agrees to reimburse NRUC or any of its subsidiaries, for NRUC’s financial year ended 31 December 2011, for any audit costs in excess of US$127,700 incurred by NRUC through its appointment of PwC to act as auditors in relation to its annual audit and quarterly reviews. For the avoidance of doubt and as an example, for the financial year 2011, US GAAP audit fees are expected to be US$200,000 for which NRUC will incur US$200,000 and GSR will reimburse NRUC US$72,300. Additional fees incurred due to audit overruns charged to NRUC by PwC will be negotiated separately by NRUC and are not the subject of this agreement.

3.
Term of this Agreement: This Agreement applies in respect of NRUC’s financial year ended 31 December 2011. In the event the audit committee of the board of directors of NRUC resolves to re-appoint PwC as auditors for either of the financial years ended 31 December 2012 or 31 December 2013, GSR agrees to reimburse NRUC or any of its subsidiaries for audit fees on the same terms as described in Section 2, above.

4.	Representations and Warranties of GSR: GSR hereby expressly represents, warrants and guarantees to NRUC the following:

(a)	GSR is a corporation incorporated, existing and in good standing under the laws of Canada;

(b)	that it has the full right, authority and capacity to enter into this Agreement; and

(c)
this Agreement is a valid and binding obligation of GSR enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

5.	Representations and Warranties of NRUC: NRUC expressly represents, warrants and guarantees to GSR the following:

(a)	NRUC is a corporation incorporated, existing and in good standing under the laws of the State of Utah, USA;

(b)	that it has the full right, authority and capacity to enter into this Agreement; and

(c)
this Agreement is a valid and binding obligation of NRUC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

6.
Survival of Representations and Warranties: The representations, warranties and guarantees of the Parties contained herein shall survive the execution of this agreement and shall continue to remain in full force and effect.

7.	Miscellaneous:

(a)	This agreement shall be construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

(b)
This Agreement may not be assigned by either party without the prior written consent of the other party.  This agreement shall enure to the benefit of and be binding upon the Parties, their respective successors, administrators, representatives and assigns.

(c)	With the written consent of each of the parties, the obligations under the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively).

(d)	This Agreement may not be amended, changed, modified or discharged, except by a writing signed by both parties hereto.

(e)
If any provision contained herein is held to be invalid or unenforceable by a court of competent jurisdiction, such provision will be severed herefrom and such invalidity or unenforceability will not affect any other provision of this Agreement, the balance of which will remain in and have its intended full force and effect; provided, however, if such invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, such provision will be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law.

8.	Effective Date: This agreement shall be effective as of the Date set forth above.

IN WITNESS WHEREOF, the Parties have executed the present agreement:

[Signature blocks on next page]

GREEN SEA RESOURCES INC.

By:
Leigh Hall – Director & Chairman – Audit Committee

By:
Alan You Lee – VP Finance & CFO

NATURAL RESOURCES USA CORPORATION

By:
Neil E Summerson – Director & Audit Committee Chairman